Employee Benefit Plans (Details) - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Employee Benefit Plans (Details) [Line Items]
Contributions to defined benefit plans	$ 1.9	$ 1.2
Description of medical trend rate	For certain Canadian post-retirement plans the above trend rates are applicable for 2020 to 2029 which will decrease linearly to 4.75% in 2029 and grading down to an ultimate rate of 3.57% per annum in 2040 and thereafter.
Expected contributions for next fiscal year	$ 4.1
Expected defined contributions for next fiscal year	$ 0.6
Pension plans [Member]
Employee Benefit Plans (Details) [Line Items]
Weighted average duration of defined benefit obligation	16 years
Weighted average duration of current service cost	23 years
Other post-employment benefit plans [Member]
Employee Benefit Plans (Details) [Line Items]
Weighted average duration of defined benefit obligation	15 years
Weighted average duration of current service cost	28 years